Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson Vice President, Strategic Planning and Investor Relations 614-278-6622

BIG LOTS REPORTS THIRD QUARTER RESULTS

Columbus, Ohio – November 17, 2004 – Big Lots, Inc. (NYSE: BLI) today reported a third quarter fiscal 2004 net loss of $31.5 million, or $0.28 per share, compared to a net loss of $6.4 million, or $0.05 per share for the same period of fiscal 2003. For the year to date period ended October 30, 2004, the net loss was $32.0 million, or $0.28 per share, compared to a net loss of $4.2 million, or $0.04 per share, for same period in fiscal 2003. Results include both the continuing operations of the business as well as discontinued operations.

Discontinued operations included in the fiscal 2004 third quarter and year to date results include a charge (net of tax) to reflect the estimated liability resulting from the additional rejection of store leases and a default of a first mortgage by KB Toys, a former division of the Company, as is discussed later in this release. Charges from the items referenced above equate to a net loss of $6.6 million, or $0.06 per share, in the third quarter and year to date periods of fiscal 2004. As a reminder, the fiscal 2003 third quarter and year to date results included an after-tax charge to discontinued operations of $1.3 million for the settlement of a national class action lawsuit related to certain advertising practices of KB Toys.

Income from continuing operations excludes discontinued operations and does not include the KB Toys related items mentioned above. For the third quarter of fiscal 2004, the loss from continuing operations was $24.8 million, or $0.22 per share, compared to a loss from continuing operations of $5.1 million, or $0.04 per share, for the same period of fiscal 2003. For the year to date period ended October 30, 2004, the loss from continuing operations was $25.4 million, or $0.22 per share, compared to a loss from continuing operations of $2.9 million, or $0.02 per share, for the same period in fiscal 2003.

For the third quarter and year to date periods of fiscal 2004 and the year to date period of fiscal 2003, results from continuing operations include items that, although they are accounted for as continuing operations, the Company believes they are not directly related to its ongoing operations. Therefore, the Company has provided supplemental third quarter and year to date financial statements that exclude these items. The Company believes that these non-GAAP financial measures should facilitate analysis by investors and others who follow the Company’s financial performance. In the supplemental disclosures, the items excluded from continuing operations include: (1) an after-tax charge in the third quarter of fiscal 2004 of $5.3 million, or $0.05 per share, related to debt prepayment charges associated with the early retirement of the Company’s senior notes and previous bank facility, and (2) the after-tax charge of $6.4 million, or $0.05 per share, recorded in the second quarter of fiscal 2003 related to the Company’s California wage and hour litigation settlement. Excluding these items, the third quarter fiscal 2004 loss from continuing operations was $19.5 million, or $0.17 per share (versus a loss from continuing operations of $24.8 million, or $0.22 per share, with items included), compared to a loss from continuing operations of $5.1 million, or $0.04 per share, during the same period last year. Excluding these items, the year to date fiscal 2004 loss from continuing operations was $20.1 million, or $0.17 per share (versus a loss from continuing operations of $25.4 million, or $0.22 per share, with the items included), compared to income from continuing operations of $3.5 million, or $0.03 per diluted share (versus a loss from continuing operations of $2.9 million, or $0.02 per share, with items included), in fiscal 2003.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Net sales for the third quarter ended October 30, 2004 were $980.0 million, a 3.4% increase compared to net sales of $948.1 million for the same period of fiscal 2003. Comparable store sales for stores open two years at the beginning of the fiscal year declined 1.4% for the quarter consisting of a 1.5% increase in the value of the average basket and a 2.9% decrease in customer transactions. On a year to date basis, net sales increased 5.2% to $2,994.2 million compared to $2,845.8 million in fiscal 2003. Comparable store sales increased 0.6% for the year to date period with the value of the average basket increasing 2.2% and the number of customer transactions decreasing 1.6%.

Commenting on the results, Michael J. Potter, Chairman and Chief Executive Officer, stated, “Sales growth remained challenging during the third quarter as our core customer continued to struggle with a difficult economic environment and rising prices for gas and commodities. Softness in customer traffic persisted throughout the quarter, partially offset by positive average basket trends resulting from continuing improvement in our home decorative business and the introduction of furniture in our west coast stores.”

Mr. Potter continued, “The difficult sales environment coupled with customers shopping closer to need for discretionary seasonal goods pressured our gross margin for the quarter. Sales of our higher margin holiday decorative merchandise and toys were below last year; however, sales of Halloween and harvest merchandise accelerated during October with the customer benefiting from our promotional pricing in this key category as we strive to keep our seasonal merchandise assortment fresh. Expense dollars were tightly controlled, increasing less than 1% per store for the quarter, despite the relentless pressures of increasing fuel and utility prices and health care costs.”

Commenting on the strength of the Company’s balance sheet, Mr. Potter added, “Inventory ended the quarter up 2% per store compared to last year, an appropriate level as we enter the holiday selling season. As we have moved through this year, we have tightly managed our level of inventory despite a challenging and unpredictable sales environment. Additionally, we are very pleased with our new $500 million unsecured bank facility which will provide additional operating flexibility to our business at a lower cost than our prior capital structure.”

Looking forward, Mr. Potter concluded, “Again this year, Big Lots offers a great selection of toys and other gifts at significant savings, as well as an assortment of holiday decorative merchandise that is much improved to last year. However, recent customer traffic trends make us cautious as we approach Thanksgiving and the key holiday selling weeks. Month to date, November sales are trending below our guidance against a very strong beginning of the month last year when comps were up in the low double digits. It is becoming increasingly clear our customers are waiting as long as possible to make their holiday purchases. Although we do anticipate sales will accelerate later this month, the lack of clarity around the timing and extent of the improvement makes us cautious about achieving our November target.”

As a reminder, the Company’s current fourth quarter guidance calls for comparable store sales to be in a range of flat to up 4% and earnings in the range of $0.67 to $0.74 per share. This guidance is based on a comparable store sales decrease in the low single digits for November, a low to mid-single digit comparable store sales increase for December, and a mid-single comparable store increase for January.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

KB Toys Matters

As the Company previously announced, KB Acquisition Corporation and affiliated entities (collectively, “KB”) filed for bankruptcy protection on January 14, 2004. KB acquired the KB Toys business from the Company in December 2000. When the Company acquired the KB Toys business from Melville Corporation (now known as CVS New York, Inc., and together with its subsidiaries “CVS”) in May 1996, the Company provided, among other things, an indemnity to CVS with respect to any losses resulting from KB’s failure to pay all monies due and owing under any KB lease or mortgage obligations guaranteed by CVS. While the Company controlled the KB Toys business, the Company provided guarantees with respect to a limited number of additional store leases. As part of the KB sale, KB similarly indemnified the Company with respect to all lease and mortgage obligations, including those guaranteed by CVS and those guaranteed by the Company. To the Company’s knowledge, the Company had guarantee or indemnification obligations, as of October 30, 2004, with respect to: a) approximately 390 KB store leases; b) two distribution center leases; c) KB’s main office building lease; and d) a first mortgage on a distribution center located in Pittsfield, Massachusetts (the “Pittsfield DC”).

Earlier this year, the Company announced that it had received notice of a default relating to a first mortgage on the Pittsfield DC. As a result of KB’s bankruptcy filing, the mortgage holder declared an event of default and claimed that the loan had become immediately due and payable (the “Pittsfield DC Note”). The Company was informed that, as of January 14, 2004, the Pittsfield DC Note had an outstanding principal balance of approximately $6.3 million plus accrued interest of approximately $21,000. Additionally, the mortgage holder claimed that a make-whole premium of approximately $1.5 million was also due and payable. On November 5, 2004, the Company satisfied its indemnity obligation with respect to the Pittsfield DC Note at a cost of $8.4 million. The Company engaged an independent real estate valuation firm to assist it in the analysis of the Company’s potential liability with respect to the Pittsfield DC Note. Based upon analysis of the information currently available, the Company recorded a charge to discontinued operations in the third quarter of fiscal 2004 in the amount of $1.7 million (net after a $1.0 million tax benefit) to reflect its best estimate of the difference between the subrogation rights flowing from the indemnification payment and the appraised value of the Pittsfield DC.

Between February and August 2004, KB rejected approximately 427 leases, of which the Company believes 90 have been guaranteed by the Company or by the CVS subsidiary. The Company engaged an independent real estate valuation firm to assist in the analysis of the Company’s potential liability with respect to the 90 guaranteed leases. Based upon analysis of the information then available, the Company recorded a charge to discontinued operations in the fourth quarter of fiscal 2003 in the amount of $14.3 million (net after a $9.7 million tax benefit) to reflect its best estimate of this loss contingency.

On October 26, 2004, KB announced its intent to close an additional 141 to 238 underperforming stores by January 31, 2005. As of October 30, 2004, the Company believes KB has rejected an additional 171 store leases and the Company has guarantee or indemnification obligations relating to approximately 72 of those leases. Using the same methodology to analyze the Company’s potential liability with respect to these additional guaranteed leases, the Company recorded a charge to discontinued operations in the third quarter of fiscal 2004 in the amount of $5.0 million (net after a $3.7 million tax benefit) to reflect its best estimate of this loss contingency.

In its October 26, 2004 announcement, KB further stated that it believed this would be the final round of store closings before the company’s emergence from bankruptcy. Nevertheless, due to the nature of the KB bankruptcy, the Company is unable to determine at this time whether any additional liability will result from the remaining leases guaranteed by the Company or the CVS subsidiary that have not yet been rejected by KB.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Big Lots, Inc. will host a conference call at 8:30 a.m. EST today to discuss the Company’s financial results, progress on its key business initiatives, outlook for the balance of fiscal 2004, and the estimated impact of the KB Toys bankruptcy on the Company. The Company invites you to listen to the live webcast of the conference call. The Company is hosting the live webcast at www.biglots.com.

If you are unable to join the live webcast, an archive of the call will be available at www.biglots.com in the Investor Relations section of our website two hours after the call ends and will remain available through midnight on Wednesday, December 1. A replay of the call will be available beginning November 17 at 12:00 noon (EST) through December 1 at midnight by dialing: 800-207-7077 (United States and Canada) or 913-383-5767 (International or metro-Seattle). The pin number is 4051.

Big Lots, Inc. (NYSE: BLI) is the nation’s largest broadline closeout retailer. As of the end of the third fiscal quarter, the Company operated a total of 1,511 closeout stores in 46 states operating as BIG LOTS and BIG LOTS FURNITURE. Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, WISCONSIN TOY and with purchasing at www.biglotswholesale.com. The Company’s website is located at www.biglots.com.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF “ SAFE HARBOR” PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. The Company wishes to take advantage of the “safe harbor” provisions of the Act.

This release, as well as other verbal or written statements or reports made by or on the behalf of the Company, may contain or may incorporate material by reference which includes forward-looking statements within the meaning of the Act. By their nature, all forward-looking statements involve risks and uncertainties. Statements, other than those based on historical facts, which address activities, events, or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company’s business and operations, future earnings, store openings and new market entries, anticipated inventory turn, and other similar matters, as well as statements expressing optimism or pessimism about future operating results or events, are forward-looking statements, which are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “will,” and similar expressions generally identify forward-looking statements. The forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although the Company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge of its business, actual events and results may materially differ from anticipated results described in such statements.

The Company’s ability to achieve the results contemplated by forward-looking statements are subject to a number of factors, any one or a combination of, which could materially affect the Company’s business, financial condition, or results of operations. These factors may include, but are not limited to:

•	the Company’s ability to source and purchase merchandise on favorable terms;

•	the ability to attract new customers and retain existing customers;

•	the Company’s ability to establish effective advertising, marketing, and promotional programs;

•	economic and weather conditions which affect buying patterns of the Company’s customers;

•	changes in consumer spending and consumer debt levels;

•	the Company’s ability to anticipate buying patterns and implement appropriate inventory strategies;

•	continued availability of capital and financing on favorable terms;

•	competitive pressures and pricing pressures, including competition from other retailers;

•	the Company’s ability to comply with the terms of its credit facilities (or obtain waivers for non-compliance);

•	interest rate fluctuations and changes in the Company’s credit rating;

•	the creditworthiness of the purchaser of the Company’s former KB Toys business;

•	the Company’s indemnification and guarantee obligations with respect to approximately 390 KB Toys store leases and other real property, some or all of which may be rejected or materially modified in connection with the pending KB Toys bankruptcy proceedings, as well as other potential liabilities arising out of the KB Toys bankruptcy;

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

•	litigation risks and changes in laws and regulations, including changes in accounting standards and tax laws;

•	transportation and distribution delays or interruptions that adversely impact the Company’s ability to receive and/or distribute inventory;

•	the impact on transportation costs from the driver hours of service regulations adopted by the Federal Motor Carriers Safety Administration that became effective in January 2004;

•	the effect of fuel price fluctuations on the Company’s transportation costs;

•	interruptions in suppliers’ businesses;

•	the Company’s ability to achieve cost efficiencies and other benefits from various operational initiatives and technological enhancements;

•	the costs, interruptions, and problems associated with the implementation of, or failure to implement, new or upgraded systems and technology;

•	the effect of international freight rates on the Company’s profitability;

•	delays and costs associated with building, opening, and modifying the Company’s distribution centers;

•	the Company’s ability to secure suitable new store locations under favorable lease terms;

•	the Company’s ability to successfully enter new markets;

•	delays associated with constructing, opening, and operating new stores;

•	the Company’s ability to attract and retain suitable employees; and

•	other risks described from time to time in the Company’s filings with the Securities and Exchange Commission, in its press releases, and in other communications.

The foregoing list is not exhaustive. There can be no assurances that the Company has correctly and completely identified, assessed, and accounted for all factors that do or may affect its business, financial condition, or results of operations. Additional risks not presently known to the Company or that it believes to be immaterial also may adversely impact the Company. Should any risks or uncertainties develop into actual events, these developments could have material adverse effects on the Company’s business, financial condition, and results of operations. Consequently, all of the forward-looking statements are qualified by these cautionary statements, and there can be no assurance that the results or developments anticipated by the Company will be realized or that they will have the expected effects on the Company or its business or operations.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Readers are advised, however, to consult any further disclosures the Company may make on related subjects in its public announcements and filings made with the Securities and Exchange Commission.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	OCTOBER 30	NOVEMBER 1
	2004	2003
	(Unaudited)	(Unaudited)
ASSETS
Current Assets:
Cash	$28,464	$32,008
Inventories	1,068,486	987,111
Deferred income taxes	96,588	66,495
Other current assets	104,161	89,446

Total Current Assets	1,297,699	1,175,060

Property and equipment - net	628,543	593,913
Deferred income taxes	—	17,228
Other assets	9,458	21,208

	$1,935,700	$1,807,409

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$223,788	$208,065
Accrued liabilities	313,367	286,972

Total Current Liabilities	537,155	495,037

Long-term obligations	371,100	280,800
Deferred income taxes and other liabilities	5,872	1,088
Shareholders’ equity	1,021,573	1,030,484

	$1,935,700	$1,807,409

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	OCTOBER 30		NOVEMBER 1
	2004	%	2003	%
	(Unaudited)		(Unaudited)
Net sales	$980,027	100.0	$948,117	100.0

Gross profit	396,211	40.4	392,220	41.4
Selling and administrative expenses	396,815	40.5	374,515	39.5
Depreciation expense	25,434	2.6	22,432	2.4

Operating (loss) profit	(26,038)	(2.7)	(4,727)	(0.5)
Interest expense	13,960	1.4	3,769	0.4
Interest income	(2)	(0.0)	(37)	(0.0)

(Loss) income before income taxes	(39,996)	(4.1)	(8,459)	(0.9)
Income tax (benefit) expense	(15,184)	(1.5)	(3,341)	(0.4)

(Loss) income from continuing operations	(24,812)	(2.5)	(5,118)	(0.5)
Discontinued operations	(6,648)	(0.7)	(1,259)	(0.1)

Net (loss) income	$(31,460)	(3.2)	$(6,377)	(0.7)

(Loss) income per common share - basic
Continuing operations	$(0.22)		$(0.04)
Discontinued operations	(0.06)		(0.01)

Net (loss) income	$(0.28)		$(0.05)

Weighted average common shares outstanding	112,403		116,877

(Loss) income per common share - diluted
Continuing operations	$(0.22)		$(0.04)
Discontinued operations	(0.06)		(0.01)

Net (loss) income	$(0.28)		$(0.05)

Weighted average common and common equivalent shares outstanding	112,403		116,877

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	39 WEEKS ENDED		39 WEEKS ENDED
	OCTOBER 30		NOVEMBER 1
	2004	%	2003	%
	(Unaudited)		(Unaudited)
Net sales	$2,994,175	100.0	$2,845,774	100.0

Gross profit	1,222,749	40.8	1,181,973	41.5
Selling and administrative expenses	1,169,501	39.1	1,109,928	39.0
Depreciation expense	72,609	2.4	65,116	2.3

Operating (loss) profit	(19,361)	(0.6)	6,929	0.2
Interest expense	23,201	0.8	12,480	0.4
Interest income	(495)	(0.0)	(768)	(0.0)

(Loss) income before income taxes	(42,067)	(1.4)	(4,783)	(0.2)
Income tax (benefit) expense	(16,674)	(0.6)	(1,889)	(0.1)

(Loss) income from continuing operations	(25,393)	(0.8)	(2,894)	(0.1)
Discontinued operations	(6,648)	(0.2)	(1,259)	(0.0)

Net (loss) income	$(32,041)	(1.1)	$(4,153)	(0.1)

(Loss) income per common share - basic
Continuing operations	$(0.22)		$(0.02)
Discontinued operations	(0.06)		(0.02)

Net (loss) income	$(0.28)		$(0.04)

Weighted average common shares outstanding	114,788		116,703

(Loss) income per common share - diluted
Continuing operations	$(0.22)		$(0.02)
Discontinued operations	(0.06)		(0.02)

Net (loss) income	$(0.28)		$(0.04)

Weighted average common and common equivalent shares outstanding	114,788		116,703

UNAUDITED ADJUSTED RESULTS
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2004 DEBT PREPAYMENT CHARGES AND KB TOYS MATTERS
AND FISCAL 2003 LITIGATION CHARGE
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	OCTOBER 30		NOVEMBER 1
	2004	%	2003	%
	(Unaudited)		(Unaudited)
	Adjusted Results
	Excluding Debt		Adjusted Results
	Prepayment Charges		Excluding Litigation
	and KB Toys Matters		Charge
	(non-GAAP)		(non-GAAP)
Net sales	$980,027	100.0	$948,117	100.0

Gross profit	396,211	40.4	392,220	41.4
Selling and administrative expenses	396,815	40.5	374,515	39.5
Depreciation expense	25,434	2.6	22,432	2.4

Operating (loss) profit	(26,038)	(2.7)	(4,727)	(0.5)
Interest expense	5,020	0.5	3,769	0.4
Interest income	(2)	(0.0)	(37)	(0.0)

(Loss) income before income taxes	(31,056)	(3.2)	(8,459)	(0.9)
Income tax (benefit) expense	(11,554)	(1.2)	(3,341)	(0.4)

(Loss) income from continuing operations	(19,502)	(2.0)	(5,118)	(0.5)
Discontinued operations	0	0.0	0	0.0

Net (loss) income	$(19,502)	(2.0)	$(5,118)	(0.5)

(Loss) income per common share - basic
Continuing operations	$(0.17)		$(0.04)
Discontinued operations	0.00		0.00

Net (loss) income	$(0.17)		$(0.04)

Weighted average common shares outstanding	112,403		116,877

(Loss) income per common share - diluted
Continuing operations	$(0.17)		$(0.04)
Discontinued operations	0.00		0.00

Net (loss) income	$(0.17)		$(0.04)

Weighted average common and common equivalent shares outstanding	112,403		116,877

UNAUDITED ADJUSTED RESULTS
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2004 DEBT PREPAYMENT CHARGES AND KB TOYS MATTERS
AND FISCAL 2003 LITIGATION CHARGE
(In thousands, except per share data)

	39 WEEKS ENDED		39 WEEKS ENDED
	OCTOBER 30		NOVEMBER 1
	2004	%	2003	%
	(Unaudited)		(Unaudited)
	Adjusted Results
	Excluding Debt		Adjusted Results
	Prepayment Charges		Excluding Litigation
	and KB Toys Matters		Charge
	(non-GAAP)		(non-GAAP)
Net sales	$2,994,175	100.0	$2,845,774	100.0

Gross profit	1,222,749	40.8	1,181,973	41.5
Selling and administrative expenses	1,169,501	39.1	1,099,428	38.6
Depreciation expense	72,609	2.4	65,116	2.3

Operating (loss) profit	(19,361)	(0.6)	17,429	0.6
Interest expense	14,261	0.5	12,480	0.4
Interest income	(495)	(0.0)	(768)	(0.0)

(Loss) income before income taxes	(33,127)	(1.1)	5,717	0.2
Income tax (benefit) expense	(13,044)	(0.4)	2,258	0.1

(Loss) income from continuing operations	(20,083)	(0.7)	3,459	0.1
Discontinued operations	0	0.0	0	0.0

Net (loss) income	$(20,083)	(0.7)	$3,459	0.1

(Loss) income per common share - basic
Continuing operations	$(0.17)		$0.03
Discontinued operations	0.00		0.00

Net (loss) income	$(0.17)		$0.03

Weighted average common shares outstanding	114,788		116,703

(Loss) income per common share - diluted
Continuing operations	$(0.17)		$0.03
Discontinued operations	0.00		0.00

Net (loss) income	$(0.17)		$0.03

Weighted average common and common equivalent shares outstanding	114,788		117,179

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2004 DEBT PREPAYMENT CHARGES AND KB TOYS MATTERS
(In thousands, except per share data)

	13 WEEKS ENDED
	OCTOBER 30
	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
				Adjusted Results
				Excluding Debt
				Prepayment Charges and
	As Reported	Debt Prepayment		KB Toys Matters
	(GAAP)	Charges	KB Toys Matters	(non-GAAP)
Net sales	$980,027	$0	$0	$980,027

Gross profit	396,211			396,211
Selling and administrative expenses	396,815			396,815
Depreciation expense	25,434			25,434

Operating (loss) profit	(26,038)			(26,038)
Interest expense	13,960	8,940		5,020
Interest income	(2)			(2)

(Loss) income before income taxes	(39,996)	(8,940)		(31,056)
Income tax (benefit) expense	(15,184)	(3,630)		(11,554)

(Loss) income from continuing operations	(24,812)	(5,310)		(19,502)
Discontinued operations	(6,648)		(6,648)	0

Net (loss) income	$(31,460)	$(5,310)	$(6,648)	$(19,502)

(Loss) income per common share - basic
Continuing operations	$(0.22)			$(0.17)
Discontinued operations	(0.06)			0.00

Net (loss) income	$(0.28)			$(0.17)

Weighted average common shares outstanding	112,403			112,403

(Loss) income per common share - diluted
Continuing operations	$(0.22)			$(0.17)
Discontinued operations	(0.06)			0.00

Net (loss) income	$(0.28)			$(0.17)

Weighted average common and common equivalent shares outstanding	112,403			112,403

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2003 LITIGATION CHARGE
(In thousands, except per share data)

	13 WEEKS ENDED
	NOVEMBER 1
	2003
	(Unaudited)	(Unaudited)	(Unaudited)
			Adjusted Results
	As Reported		Excluding Litigation Charge
	(GAAP)	Litigation Charge	(non-GAAP)
Net sales	$948,117	$0	$948,117

Gross profit	392,220		392,220
Selling and administrative expenses	374,515		374,515
Depreciation expense	22,432		22,432

Operating (loss) profit	(4,727)		(4,727)
Interest expense	3,769		3,769
Interest income	(37)		(37)

(Loss) income before income taxes	(8,459)		(8,459)
Income tax (benefit) expense	(3,341)		(3,341)

(Loss) income from continuing operations	(5,118)		(5,118)
Discontinued operations	(1,259)	(1,259)	0

Net (loss) income	$(6,377)	$(1,259)	$(5,118)

(Loss) income per common share - basic
Continuing operations	$(0.04)		$(0.04)
Discontinued operations	(0.01)		0.00

Net (loss) income	$(0.05)		$(0.04)

Weighted average common shares outstanding	116,877		116,877

(Loss) income per common share - diluted
Continuing operations	$(0.04)		$(0.04)
Discontinued operations	(0.01)		0.00

Net (loss) income	$(0.05)		$(0.04)

Weighted average common and common equivalent shares outstanding	116,877		116,877

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2004 DEBT PREPAYMENT CHARGES AND KB TOYS MATTERS
(In thousands, except per share data)

	39 WEEKS ENDED
	OCTOBER 30
	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
				Adjusted Results
				Excluding Debt
				Prepayment Charges and
	As Reported	Debt Prepayment		KB Toys Matters
	(GAAP)	Charges	KB Toys Matters	(non-GAAP)
Net sales	$2,994,175	$0	$0	$2,994,175

Gross profit	1,222,749			1,222,749
Selling and administrative expenses	1,169,501			1,169,501
Depreciation expense	72,609			72,609

Operating (loss) profit	(19,361)			(19,361)
Interest expense	23,201	8,940		14,261
Interest income	(495)			(495)

(Loss) income before income taxes	(42,067)	(8,940)		(33,127)
Income tax (benefit) expense	(16,674)	(3,630)		(13,044)

(Loss) income from continuing operations	(25,393)	(5,310)		(20,083)
Discontinued operations	(6,648)		(6,648)	0

Net (loss) income	$(32,041)	$(5,310)	$(6,648)	$(20,083)

(Loss) income per common share - basic
Continuing operations	$(0.22)			$(0.17)
Discontinued operations	(0.06)			0.00

Net (loss) income	$(0.28)			$(0.17)

Weighted average common shares outstanding	114,788			114,788

(Loss) income per common share - diluted
Continuing operations	$(0.22)			$(0.17)
Discontinued operations	(0.06)			0.00

Net (loss) income	$(0.28)			$(0.17)

Weighted average common and common equivalent shares outstanding	114,788			114,788

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2003 LITIGATION CHARGE
(In thousands, except per share data)

	39 WEEKS ENDED
	NOVEMBER 1
	2003
	(Unaudited)	(Unaudited)	(Unaudited)
			Adjusted Results
			Excluding
	As Reported		Litigation Charge
	(GAAP)	Litigation Charge	(non-GAAP)
Net sales	$2,845,774	$0	$2,845,774

Gross profit	1,181,973		1,181,973
Selling and administrative expenses	1,109,928	10,500	1,099,428
Depreciation expense	65,116		65,116

Operating (loss) profit	6,929	(10,500)	17,429
Interest expense	12,480		12,480
Interest income	(768)		(768)

(Loss) income before income taxes	(4,783)	(10,500)	5,717
Income tax (benefit) expense	(1,889)	(4,147)	2,258

(Loss) income from continuing operations	(2,894)	(6,353)	3,459
Discontinued operations	(1,259)	(1,259)	0

Net (loss) income	$(4,153)	$(7,612)	$3,459

(Loss) income per common share - basic
Continuing operations	$(0.02)		$0.03
Discontinued operations	(0.02)		0.00

Net (loss) income	$(0.04)		$0.03

Weighted average common shares outstanding	116,703		116,703

(Loss) income per common share - diluted
Continuing operations	$(0.02)		$0.03
Discontinued operations	(0.02)		0.00

Net (loss) income	$(0.04)		$0.03

Weighted average common and common equivalent shares outstanding	116,703		117,179